Summary Prospectus  February 28, 2011

PowerShares Preferred Portfolio

NYSE Arca, Inc. - PGX

Before you invest, you may wish to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.invescopowershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund's prospectus and statement of additional information, both dated February 28, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before fees and expenses) of a securities index called The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in fixed rate U.S. dollar-denominated preferred securities. The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index. The Underlying Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Underlying Index includes traditional preferred securities and other preferred securities, including preferred securities issued by foreign companies in the form of American Depository Shares ("ADS"). Most of the preferred securities included in the Underlying Index are traded on national securities exchanges; however, a small percentage are traded in the over-the-counter ("OTC") market. The Underlying Index may include Rule 144A securities. However, as of the date of this prospectus, Rule 144A securities represent less than 1% of the Underlying Index. Securities will be selected, using a rules-based methodology, by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch" or the "Index Provider"). Qualifying securities must be rated investment grade (based on an average of Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") and Fitch Ratings, Inc. ("Fitch")) and must have an investment grade rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long term sovereign debt ratings). As of December 31, 2010, the Underlying Index included 244 securities.

The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. As of December 31, 2010, the Fund expected to hold approximately 60 to 100 securities out of the 244 securities in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

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Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADS, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and may make them be more sensitive to changing market conditions.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
30.66% (2nd Quarter 2009)	(20.82)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the below above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (01/28/08)
Return Before Taxes	12.22%	(3.87)%
Return After Taxes on Distributions	9.58%	(6.64)%
Return After Taxes on Distributions and Sale of Fund Shares	7.87%	(4.94)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.08%	(0.84)%
S&P Preferred Index (reflects no deduction for fees, expenses or taxes)	14.99%	3.75%
The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses or taxes)	13.86%	(2.56)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares, or multiples thereof, in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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